ECD Announces Ovonyx and Elpida Sign Technology Licensing
                   and Support Agreement for Phase-Change Memory


      ROCHESTER HILLS, Mich., Feb. 4, 2005 - Energy Conversion Devices, Inc. (NASDAQ:ENER) is pleased to announce that Ovonyx, Inc., its 41.7%-owned joint venture, and Elpida Memory, Inc. of Japan have signed a technology licensing and support agreement whereby Ovonyx has licensed Elpida to use its Ovonic Universal
Memory (OUM).   The complete text of the joint press release is attached.

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